UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23426

           Infusive US Trust

(Exact name of registrant as specified in charter)

c/o Infusive Asset Management, Inc.

60 East 42nd Street, Suite 1840
                New York, NY 10165
(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive
                Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code:  (646) 585-9612

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Infusive® Compounding Global Equities ETF

Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper free of charge. To elect to continue to receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Dear Shareholder1: (unaudited)

We are pleased to present you with this report for the Infusive® Compounding Global Equities ETF (“the “Fund”), for the period ended June 30, 2020.

The first half of 2020 has very much been a tale of two quarters. Over the initial three months, the COVID-19 virus and resulting containment measures precipitated a rapid increase in economic and financial uncertainty the world over. From a market perspective, we saw the fastest drawdown in modern history with the S&P declining 34%2 (peak to trough from February 12, 2020 through March 23, 2020). The subsequent three months saw the reversal of this dynamic with global equity markets recovering rapidly in April on the back of significant fiscal stimulus and easing of monetary policy by governments and central banks the world over. Markets continued their recovery in the final two months of the half, surpassing pre-pandemic highs in most instances, on growing understanding of the virus and optimism for the gradual reopening of economies around the world.

We believe that Consumer Alpha™ remerges stronger than ever, as the past two quarters have provided a unique opportunity to test what really matters to consumers. To date, our observations reinforce our thinking in relation to the key drivers of Consumer AlphaTM over the next decade. While we do see changes in the way consumers consume certain goods or meet specific needs, in our opinion, the underlying drivers of that consumptions, the sources of joy, accelerate secular trends already in place before COVID-19 appeared on the world scene. Beauty and skin care remain important to consumers despite malls and department stores being closed; even with movie theaters closed and sporting events canceled, consumers continue to demand entertainment and digital content. More now than ever, as consumer habits evolve, we see our understanding of the global consumer as a key differentiator of our strategy.

As the world continues to face unprecedented difficulties and the impact of COVID-19 on people’s lives evolves, Infusive Asset Management Inc. and its related entities (collectively “Infusive”) has been well placed to continue to operate effectively with remote access to all critical systems. As of Monday 16th March 2020, Infusive started to operate 100% remotely across all our activities and functions, allowing the Infusive team to work from home in a fully operational capacity. While preparations have been made to reopen Infusive’s offices in New York and London, Infusive believes that its infrastructure will continue to enable all its staff to carry out their key tasks without significant interruption and that the team can continue to perform whilst working remotely in the coming months, or longer, if needed.

We are optimistic about the future. For more investment insight, we have set out below a detailed discussion of the key factors influencing the performance of the Fund for the period ended June 30, 2020

If you have any questions or would like more information about the Infusive® Compounding Global Equities ETF, we invite you to visit us at www.infusive.com/holdings or call us at 1-844-INF-JOYY (1-844-463-5699) or send us an email at ir@infusive.com.

We wish our readers all the best.

Sincerely,

Andrea Ruggeri

President

1 The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

2 Source: Bloomberg

1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

Infusive® Compounding Global Equities ETF

The Infusive® Compounding Global Equities ETF (the “Fund”) seeks investment results that correspond generally to the performance, before fees and expenses, of the Infusive Global Consumer Champions Index. (the “Underlying Index”). The Underlying Index is designed to track the MSCI ACWI Investable Market Index of developed and emerging markets stocks. The Underlying Index aims to represent the performance of a select set of companies from consumption-related GICS sub-industries.

How did the Fund perform during the period ended June 30, 2020?

For the period from December 24, 2019 to June 30, 2020 (the “reporting period”), the Fund returned 5.97% at NAV1 (net asset value) and 5.57% at market price2. To compare, the Fund's Benchmark Index, the Infusive Global Consumer Champions Index returned 6.47%3 (NAV) and 6.21% Market Offering Price4 for the reporting period. By way of comparison, MSCI ACWI Index (MXWD Index) returned -5.62%5 and the S&P 500® Index (SPX Index) returned -2.84%5 for the same period.

How was the consumer impacted over the duration of the reporting period?

Over the past six months people have been required to spend more time at home as governments work to contain the spread of COVID-19. This has had a significant impact on consumer behavior and can be seen in several areas including the increased use of streaming video, more money spent via e-commerce, a greater use of digital payments, more time spent playing video games, higher user engagement with leading internet platforms, a shift in education to online channels, and greater utilization of food delivery, to name a few. We expect these consumer behaviors to benefit companies within our Consumer Alpha™ Universe, predominantly across our time and entertainment categories. It should be noted that none of these consumer behaviors are new, but this is merely an acceleration of these secular trends that were already underway long before COVID-19. Given this dynamic, we expect these changes to be largely permanent and do not expect when this is all over for consumer habits to revert back completely to what they were before the virus. Said another way, these are the consumer shifts we at Infusive had already expected, we just think the transition is now happening even faster.

Turning to the indulgence category, we have seen consumers continue to consistently demand products like coffee, snacks, and beverages. Between consumers loading up on the products they most enjoy ahead of stay at home guidelines, and consumers not changing their consumption patterns for several daily indulgence products, many companies have actually seen better than normal consumer demand. Solid performance from these types of companies is ultimately a reflection of unwavering consumer demand despite the macroeconomic challenges. This is a classic example of Consumer Alpha™ at work.

Not all Consumer Alpha™ companies are thriving in this environment. Parts of our Universe that are exposed to travel are of course facing headwinds as well as companies in the restaurant industry or those with exposure to physical retail, given the closures of many stores. While these industries are facing challenges now, we do believe that the companies within our Universe will prove to be the long-term winners. It is an environment like the current one that creates divergence between the winners and losers in temporarily challenged industries. We think the winners in industries with a necessary physical presence will be the ones that have the best relationship with the consumer, strong digital sales channels, and a healthy balance sheet with the liquidity to get to the other side of the current market uncertainty. We believe weak players will exit the industry, and this should drive consolidation among the winners.

In summary, we have seen significant changes in consumer behavior that we think will be permanent. Our Consumer Alpha™ Universe was already exposed to the companies benefiting from these shifts in our time and entertainment categories and we believe the secular tailwinds at play here have only been accelerated by COVID-19.

1 Based on Bank of New York Mellon official NAVs.

2 As the ETF only started trading on December 30, 2019 Average Annual Total Return Market Value has only been calculated from that date. Market Price Returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern time, when the NAV is normally calculated for ETFs. Your returns may differ if you traded shares at other times.

3 Source: MSCI

4 Market Offering Price is an internally calculated return of the Index NAV with a 0.50% annual charge applied to it to provide a simulated return in line with the unitary fee applicable to the Fund.

5 Source Bloomberg: Calculation based on dividends being reinvested.

2

Which underlying positions in the Fund made the strongest contributions to the Fund’s performance during the reporting period?

As noted above, the Fund has returned 5.97% at NAV1 for the period ended June 30, 2020. This included a significant drawdown in March as concerns around the pandemic and stability of financial markets peaked, followed by meaningful recovery in 2Q – from the trough of down 23.6% on March 23rd, the Fund appreciated 28.9% through the end of June. For the reporting period, Amazon, Apple, and Tencent were the largest drivers6 of the Fund’s positive performance and the largest detractors6 to performance were Disney, Coca-Cola, and AB Inbev. More broadly, we observed outperformance across our universe of consumer companies over the reporting period, particularly with respect to leading and well capitalized companies with exposure to digital consumption – ranging from content (Facebook, Tencent), eCommerce (PayPal, Amazon), and mobile (Apple) where companies were able to build on resiliency (relative to broader equity indexes) through the worst of the pandemic so far and make new all-time highs. On the margin, we also saw relative strength out of China, where swift and comprehensive action by the government has led to a more robust economic recovery. Though much has changed over the past six months, we remain resolute in our conviction that this is only the beginning of the global transition to digital consumption and continue to see meaningful upside in the portfolio over the long-term.

What were the most significant factors impacting the Fund’s replication of the index?

We observed a tracking error (“TE”) of 0.03%6 (on a NAV vs. Index basis) and 0.33%6 (Market Price vs. Index basis) for the reporting period. TE increased following the February Index rebalance, peaking around 0.41%6 (based on Market Price vs. Index) amidst the height of COVID-19 related market volatility at the end of March, and subsequently traded back down to current levels (0.33%6).

These levels remain with our expectations for the Fund and were primarily driven by the following:

•	Limited initial fund scale and trade lot restrictions in certain markets.
o	Minimum tradeable lots (generally 100 shares) limits our ability to fully replicate index exposure at current AUM; China A shares being the most significant example at present (though less of an issue post the 5-unit creation in March).
•	Concentration limits.
o	The Fund is subject to a SEC requirement that positions greater than 5% do not represent more than 25% of Fund exposure in aggregate. While the Index reflects this limit as part of the quarterly rebalance process, it is possible for Index exposure to cross the threshold intra quarter. This became a limiting factor through much of March, April and May, effectively limiting the Fund’s exposure to Apple, Amazon.com, and Alibaba Holding (relative to their respective weights within the index) over that period. In this instance, JD.com and Microsoft were used as proxies to compensate for the missing exposures.
•	New markets added to the Index as part of the quarterly MSCI rebalance process.
o	Securities traded in Taiwan and South Korea were added to the Index as part of the most recent quarterly rebalancing. We are currently in the process of onboarding each of these markets, but this is inherently a process that requires some time. We currently expect to have both markets open for the Fund in Q3 2020. In the interim, we are proxying the Index’s exposure to these markets (approximately 60bps in aggregate) through a combination of other existing Fund holdings traded in Hong Kong and Japan.
•	Fluctuation in cash balance.
o	Fund flows, expenses and dividends drive non-zero cash balances for the Fund relative to the index.

6 Based on internal calculations

*************************

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance data visit www.infusive.com. Returns assume that dividends and capital gains distributions have been reinvested. See pages 5-6 of this report for additional performance information, including performance data based on market value. The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Current and future portfolio holdings are subject to risk.

3

Performance Summary (Unaudited)

Infusive® Compounding Global Equities ETF (JOYY)

The Infusive® Compounding Global Equities ETF (the “Fund”), using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Infusive Global Consumer Champions Index. (the “Underlying Index”). The Underlying Index is designed to track the MSCI ACWI Investable Market Index of developed and emerging markets stocks. The Underlying Index aims to represent the performance of a select set of companies from consumption-related GICS sub-industries. It is not possible to invest directly into an index.

Performance as of June 30, 2020

	Net Asset Value	Cumulative Total Return Market Value[2]	Infusive Global Consumer Champions Index
Since Inception[1]	5.97%	5.57%	6.47%

1 Total returns are calculated based on the commencement of operations, December 24, 2019 (“Inception”).

2 As the ETF only started trading on December 30, 2019 Cumulative Total Return Market Value has only been calculated from that date. Market Price Returns are based upon the midpoint of the bid/ask spread at 4:00pm Eastern time, when the NAV is normally calculated for ETFs. Your returns may differ if you traded shares at other times.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.infusive.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the sale of fund shares or redemption of fund creation units. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are sold in the market or redeemed. The current operating expense ratio as disclosed in the most recent prospectus dated December 26, 2019, is 0.50%, and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund’s net asset value or “NAV” is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. The price used to calculate market return (“Market Price”) is based upon the midpoint of the bid/ask spread on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

4

Performance Summary (Unaudited)

Infusive® Compounding Global Equities ETF (JOYY) (Continued)

Growth of an Assumed $10,000 Investment

Sector Diversification * as of June 30, 2020
Consumer Discretionary	28.4%
Consumer Staples	28.1%
Information Technology	22.4%
Communication Services	21.1%
Total	100.0%

1 Based on Net Asset Value from commencement of operations, December 24, 2019.

Ten Largest Equity Holdings as of June 30, 2020 (56.1% of Net Assets)		Country Diversification * as of June 30, 2020
Description	% of Net Assets	United States	69.9%
Apple, Inc.	14.5%	China	11.7%
Amazon.com, Inc.	9.7%	United Kingdom	4.2%
Tencent Holdings Ltd.	4.6%	France	4.1%
Facebook, Inc.	4.4%	Switzerland	4.0%
Alphabet, Inc.	4.3%	Japan	1.7%
Alibaba Group Holding Ltd.	4.2%	Canada	1.4%
Visa, Inc.	4.2%	Germany	0.9%
Nestle SA	4.0%	Brazil	0.5%
Mastercard, Inc.	3.6%	Belgium	0.5%
Walt Disney Co. (The)	2.6%	Spain	0.4%
		Netherlands	0.4%
		Italy	0.3%
		Total	100.0%

* As a percent of total investments excluding cash equivalents.

Portfolio holdings and characteristics are subject to change. For more complete details about the Fund’s investment portfolio see page 9.

5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples in the table are based on an investment of $1,000 invested at the beginning of the six months period and held for the entire period (January 1, 2020 to June 30, 2020).

Actual expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses (which is not the Funds’ actual return). The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(1)
Infusive® Compounding Global Equities ETF
Actual	$1,000.00	$1,054.00	0.50%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

6

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

The tables that follow present information about the differences between (i) the daily Market Price1 on secondary markets for shares for the Infusive® Compounding Global Equities ETF (the “Fund”) and (ii) the Fund’s Net Asset Value (“NAV”)2.

The Market Price may be at, above or below the Fund’s NAV as:

1)	the NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings; and
2)	the Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally, at the time NAV is calculated.

•	A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV.
•	A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following table shows the frequency of premiums and discounts for the Fund from the date it was listed on the New York Stock Exchange (December 30, 2020) until the end of the Fund’s first reporting period (June 30, 2020).

•	Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated to the nearest hundredth of one percent.
•	All data presented here represent past performance, which cannot be used to predict future results.

Infusive® Compounding Global Equities ETF Premium / (Discount) data from listing (12/30/19) to reporting period end (6/30/20)

Percentage Difference	Days Mid-Price was higher than NAV = Premium	Days Mid-Price was lower than NAV = (Discount)
0.00% – 0.49%	95	28
0.50% - 0.99%	4	0
1.00% - 1.99%	0	0
> 2.00%	0	0
Total	99	28

1 The Market Price is based upon the midpoint of the bid/ask spread at 4:00pm Eastern time, when the NAV is normally calculated for ETF which is listed on the New York Stock Exchange.

2 Net asset value or “NAV” is the price per share at which the Fund issues and redeems shares. It is calculated by Bank of New York Mellon (the Fund’s Administrator) in accordance with the standard formula for valuing fund shares.

7

Schedule of Investments

Infusive® Compounding Global Equities ETF

June 30, 2020

	Number of Shares	Value
COMMON STOCKS — 99.5%
Belgium — 0.5%
Anheuser-Busch InBev SA/NV	2,388	$117,650
Brazil — 0.5%
Ambev SA, ADR	20,047	52,924
Lojas Renner SA	4,600	35,019
Natura & Co. Holding SA	4,800	34,880
		122,823
Canada — 1.4%
Alimentation Couche-Tard, Inc., Class B	2,816	88,015
Dollarama, Inc.	1,281	42,474
Lululemon Athletica, Inc.*	388	121,060
Restaurant Brands International, Inc.	1,047	56,801
		308,350
China — 11.7%
Alibaba Group Holding Ltd., ADR*	4,395	948,001
ANTA Sports Products Ltd.	4,626	40,826
Baidu, Inc., ADR*	866	103,825
Beijing Kunlun Tech Co., Ltd., Class A	500	1,766
Chongqing Fuling Zhacai Group Co., Ltd., Class A	400	2,038
Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,300	22,881
Fujian Sunner Development Co Ltd., Class A	600	2,462
iQIYI, Inc., ADR*	1,482	34,367
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	700	10,413
Kweichow Moutai Co., Ltd., Class A	300	62,094
Li Ning Co., Ltd.	10,119	32,118
Luzhou Laojiao Co., Ltd., Class A	700	9,025
Mango Excellent Media Co., Ltd., Class A*	900	8,302
Muyuan Foodstuff Co., Ltd., Class A	1,820	21,116
NetEase, Inc., ADR	260	111,639
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	400	8,206
Shenzhou International Group Holdings Ltd.	3,484	41,985
Tencent Holdings Ltd.	16,352	1,051,953
Tencent Music Entertainment Group, ADR*	2,226	29,962
Vipshop Holdings Ltd., ADR*	2,160	43,006
Weibo Corp., ADR*	589	19,790
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	1,000	6,622
Wuliangye Yibin Co., Ltd., Class A	1,400	33,896
Youzu Interactive Co., Ltd., Class A*	400	1,476
		2,647,769
France — 4.0%
Danone SA*	1,859	128,533
Hermes International	103	86,046

	Number of Shares	Value
France (Continued)
Kering SA	235	$127,813
L’Oreal SA*	717	230,074
LVMH Moet Hennessy Louis Vuitton SE	782	342,978
		915,444
Germany — 0.9%
adidas AG*	565	148,238
Beiersdorf AG	423	48,032
		196,270
Italy — 0.3%
Ferrari NV	428	72,996
Japan — 1.7%
Japan Tobacco, Inc.	4,524	83,930
Kao Corp.	1,729	136,865
Kobe Bussan Co., Ltd.	1,071	60,357
Nintendo Co., Ltd.	240	106,803
		387,955
Netherlands — 0.4%
Heineken NV	871	80,276
Spain — 0.4%
Industria de Diseno Textil SA	3,498	92,601
Switzerland — 4.0%
Nestle SA	8,093	894,582
United Kingdom — 4.1%
British American Tobacco PLC	6,455	247,609
Capri Holdings Ltd.*	1,556	24,320
Diageo PLC	6,998	231,862
Unilever NV	4,534	240,614
Unilever PLC	3,579	192,588
		936,993
United States — 69.6%
Alphabet, Inc., Class A*	694	984,127
Altria Group, Inc.	5,448	213,834
Amazon.com, Inc.*	795	2,193,262
Apple, Inc.	9,022	3,291,226
Beyond Meat, Inc.*	181	24,250
Booking Holdings, Inc.*	141	224,520
Brown-Forman Corp., Class B	1,048	66,716
Burlington Stores, Inc.*	263	51,793
Campbell Soup Co.	796	39,505
Cinemark Holdings, Inc.	1,518	17,533
Clorox Co. (The)	410	89,942
Coca-Cola Co. (The)	11,472	512,569
Colgate-Palmolive Co.	2,382	174,505
Conagra Brands, Inc.	1,761	61,934
Constellation Brands, Inc., Class A	534	93,423
Domino’s Pizza, Inc.	145	53,569
Dunkin’ Brands Group, Inc.	468	30,528
Estee Lauder Cos., Inc. (The), Class A	675	127,359
Etsy, Inc.*	544	57,789
Expedia Group, Inc.	561	46,114
Facebook, Inc., Class A*	4,401	999,335
Five Below, Inc.*	315	33,677
General Mills, Inc.	1,852	114,176

See Notes to Financial Statements.

8

Schedule of Investments

Infusive® Compounding Global Equities ETF (Continued)

June 30, 2020

	Number of Shares	Value
United States (Continued)
Hershey Co. (The)	510	$66,106
JM Smucker Co. (The)	443	46,874
Kellogg Co.	929	61,370
Keurig Dr Pepper, Inc.	1,509	42,856
Kimberly-Clark Corp.	1,015	143,470
Kraft Heinz Co. (The)	2,297	73,251
Lamb Weston Holdings, Inc.	668	42,705
Mastercard, Inc., Class A	2,773	819,976
Match Group, Inc.*	329	35,219
McCormick & Co., Inc.	417	74,814
McDonald’s Corp.	2,478	457,117
Molson Coors Beverage Co., Class B	919	31,577
Mondelez International, Inc., Class A	4,484	229,267
Monster Beverage Corp.*	1,296	89,839
Netflix, Inc.*	1,207	549,233
PepsiCo, Inc.	4,079	539,489
Philip Morris International, Inc.	4,321	302,729
Planet Fitness, Inc., Class A*	482	29,195
Post Holdings, Inc.*	356	31,193
Roku, Inc.*	383	44,631
Ross Stores, Inc.	1,163	99,134
Six Flags Entertainment Corp.	902	17,327
Starbucks Corp.	4,127	303,706
Take-Two Interactive Software, Inc.*	411	57,363
Tapestry, Inc.	1,963	26,069
TJX Cos., Inc. (The)	3,761	190,156
Ulta Beauty, Inc.*	218	44,345
Vail Resorts, Inc.	190	34,608
VF Corp.	1,171	71,361
Visa, Inc., Class A	4,859	938,613
Walt Disney Co. (The)	5,197	579,518
Wendy’s Co. (The)	1,289	28,074
Wingstop, Inc.	208	28,906
World Wrestling Entertainment, Inc., Class A	487	21,160
Yum! Brands, Inc.	1,206	104,813
		15,757,750
TOTAL COMMON STOCKS (Cost $20,867,177)		22,531,459

MONEY MARKET FUND — 0.4%
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.10%(a) (Cost $78,666)	78,666	78,666

TOTAL INVESTMENTS — 99.9% (Cost $20,945,843)		$22,610,125
Other assets and liabilities, net — 0.1%		14,965
NET ASSETS — 100.0%		$22,625,090

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2020.

ADR:	American Depositary Receipt

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

June 30, 2020

Assets
Investments, at value (cost $20,945,843)	$22,610,125
Segregated cash balances with Authorized Participants for deposit securities	5,989
Receivables:
Investment securities sold	3,784
Capital shares	140
Dividends	14,197
Reclaims	2,683
Total assets	$22,636,918
Liabilities
Due to foreign custodian (cost $12)	$12
Payables:
Collateral payable on return of deposit securities	5,989
Management fees	5,827
Total liabilities	11,828
Net Assets	$22,625,090
Net Assets Consist of
Paid-in capital	$20,912,657
Distributable earnings (loss)	1,712,433
Net Assets	$22,625,090
Number of Common Shares outstanding	854,000
Net Asset Value, offering and redemption price per share	$26.49

See Notes to Financial Statements.

10

Statement of Operations

For the Period Ended June 30, 2020*

Investment Income
Dividend income (net of foreign taxes of $3,218)	$56,326
Expenses
Management expense	18,928
Net investment income (loss)	37,398
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	13,988
Foreign currency transactions	(3,292)
Net realized gain (loss)	10,696
Net change in unrealized appreciation (depreciation) on:
Investments	1,664,282
Foreign currency translations	57
Net change in unrealized appreciation (depreciation)	1,664,339
Net realized and unrealized gain (loss) on investments	1,675,035
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,712,433

* For the period December 24, 2019 (commencement of operations) through June 30, 2020.

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

For the Period December 24, 2019(a) to June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$37,398
Net realized gain (loss)	10,696
Net change in net unrealized appreciation (depreciation)	1,664,339
Net increase (decrease) in net assets resulting from operations	1,712,433

Fund Shares Transactions
Proceeds from shares sold	20,812,657
Net increase (decrease) in net assets resulting from fund share transactions	20,812,657
Total net increase (decrease) in Net Assets	22,525,090

Net Assets
Beginning of period	100,000
End of period	$22,625,090

Changes in Shares Outstanding
Shares outstanding, beginning of period	4,000
Shares sold	850,000
Shares outstanding, end of period	854,000

(a)	Commencement of Operations.

See Notes to Financial Statements.

12

Financial Highlights

Selected Per Share Data	Period Ended 6/30/2020(a)
Net Asset Value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12
Net realized and unrealized gain (loss)	1.37
Total from investment operations	1.49
Net Asset Value, end of period	$26.49
Total Return (%)	5.97	(c)
Ratios to Average Net Assets and Supplemental Data
Net Assets, end of period ($ millions)	23
Ratio of expenses (%)	0.50	(d)
Ratio of net investment income (loss) (%)	0.99	(d)
Portfolio turnover rate (%)(e)	14

(a)	For the period December 24, 2019 (commencement of operations) through June 30, 2020.
(b)	Based on average shares outstanding during the period.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

13

Notes to Financial Statements

June 30, 2020

1. Organization

Infusive US Trust (“the Trust”) was organized as a Delaware statutory trust on July 10, 2018. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Infusive Asset Management, Inc. (“Infusive” or the “Advisor”), an indirect, wholly-owned subsidiary of Infusive PLC, serves as investment advisor to the Trust and has overall responsibility for the general management and administration of the Trust, subject to the supervision of the Fund’s Board of Trustees (“Board”). The Trust has established one series, Infusive® Compounding Global Equities ETF (the “Fund”), which was operational and trading as of December 30, 2019. Shares of the Fund are listed on the NYSE Arca, Inc. (“NYSE”). The accompanying financial statements relate to the Fund, a diversified series of the Trust which commenced operations on December 24, 2019.

The Fund seeks to track the investment results (before fees and expenses) of the Infusive Global Consumer Champions Index (the “Underlying Index”) using a passive management strategy. The Fund seeks to achieve its investment objective by primarily investing its net assets in securities included in the Underlying Index. The Fund also may invest its assets in instruments other than the securities of the Underlying Index, including derivatives (such as certain futures, forwards, swap and options contracts), cash and cash equivalents, but which the Advisor believes will help the Fund track the Underlying Index.

The Trust had no operations from its initial registration until commencement of operations date, other than matters relating to its organization and registration and the sale and issuance to Infusive Asset Management, Inc. of 4,000 shares at an aggregate purchase price of $100,000 in the Fund.

The Fund offers shares that are listed and traded on the NYSE. The Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified lots consisting of 50,000 shares, each called a “Creation Unit”, to authorized participants who have entered into agreements with the Fund’s distributor. Shares are not individually redeemable securities of the Fund, and owners of shares may acquire those shares from the Fund or tender such shares for redemption to the Fund, in Creation Units only.

Under the Trust’s organizational documents and, in some cases, by contract, the Trust’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies

The financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. The Fund qualifies as an investment company under Topic 946 – Financial Services – Investments Companies of the Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Security Valuation The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

14

Notes to Financial Statements (Continued)

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2020, based upon the three levels defined above:

Infusive® Compounding Global Equities ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks**	$22,531,459	$–	$–	$22,531,459
Money Market Fund	78,666	–	–	78,666
Total	$22,610,125	$–	$–	$22,610,125

**	Refer to the Schedule of Investments for additional detailed categorizations.

Cash and Segregated Cash consists of cash held at banks and is on deposit with major financial institutions.

Investment Transactions and Investment Income Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated on the identified cost-method. Dividend income is net of any foreign taxes withheld at source. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Interest income is recorded on the accrual basis.

Tax Information and Dividends and Distributions to Shareholders It is the Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”). The Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of the Fund to pay out dividends from its net investment income, if any, to investors quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Fund may occasionally be required to make supplemental distributions at some other time during the year. The Fund reserves the right to declare special distributions if, in their reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of the year within the components of net assets based on their federal tax treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for the full year for tax purposes, are reported as a tax return of capital.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on foreign, federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. For the period ended June 30, 2020, the Fund did not incur any interest or penalties.

15

Notes to Financial Statements (Continued)

As of June 30, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income*	Capital and Other Gains (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
$79,507	$-	$1,632,926	$1,712,433

As of June 30, 2020, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
$20,977,256	$1,632,869	$2,010,872	$(378,003)

The difference between book and tax basis for unrealized appreciation/(depreciation) for the Fund is attributable to wash sales.

Foreign Taxes The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on capital gains from sales of investments and foreign currency transactions are included in their respective net realized gain (loss) categories and deferred foreign taxes on unrealized gains are included in net change in unrealized appreciation (depreciation). Receivables and payables related to foreign taxes as of June 30, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

Foreign Currency Translations The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statement of Operations.

The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by the Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Fund may also incur losses in connection with conversions between various currencies.

3. Investment Advisory and Other Agreements

The Advisor has overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Trustees. Under an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Investment Advisory Agreement”), the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate.

For its investment advisory services to the Fund, the Advisor will be paid a management fee based on the aggregate average daily net assets of the Fund of .50% per annum. The Advisor may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Advisor at any time.

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and expenses of the Independent Trustees. The Fund is responsible for the payment of interest expense, taxes, brokerage expenses, distribution fees or expenses, if any, litigation expenses and extraordinary expenses.

The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as Administrator, Custodian, Accounting Agent and Transfer Agent for the Fund.

16

Notes to Financial Statements (Continued)

Distribution Agreement

ALPS Distributors Inc., (the “Distributor”) serves as the principal underwriter and distributor of the fund's shares pursuant to Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of the Fund's shares. The Distributor bears all costs and expenses relating to the distribution of shares that are not reimbursed by the Advisor, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in the Fund's shares.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount 0.25% of its average daily assets each year for certain distribution-related activities. For the period ended June 30, 2020, no fees were discharged by the Distributor under the Plan and the Plan will only be implemented with the approval of the Board.

Certain Officers and Trustees of the Fund are officers/employees of the Advisor.

4. Investment Portfolio Transactions

For the period ended June 30, 2020, the cost of investments purchased and proceeds from sale of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	Sales
$1,399,845	$1,081,973

For the period ended June 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$20,535,307	$-

5. Fund Share Transactions

As of June 30, 2020, there were unlimited Fund shares, no par value, authorized by the Trust. Fund shares are issued and redeemed by the Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of securities constituting a portfolio sampling representation of the securities included in the Fund’s Underlying Index and an amount of cash, which under certain circumstances may include cash in lieu of portfolio securities. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

In the event that the Fund Deposit is incomplete on the settlement date for a Creation Unit of Shares because certain or all of the Deposit Securities are missing, the Fund may issue a Creation Unit of Shares notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to the percentage of the value of the missing Deposit Securities set forth in the participant agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

6. Organizational and Offering Expenses

All organizational and offering expenses of the Trust were borne by the Advisor and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected on the Statement of Assets and Liabilities.

7. Other Event

The outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has been detected globally. On March 11, 2020, the World Health Organization characterized COVID-19 as a pandemic.

As noted in an update to the Prospectus of the Fund on March 27th 2020, local, regional or global events such as war, acts of terrorism, trade and tariff disputes, epidemics, pandemics or other public health issue, recessions, or other events could have a significant and protracted impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value.

17

As the world continues to face unprecedented difficulties in the face of COVID-19, Infusive Asset Management Inc. and its related entities (collectively “Infusive”) has been well placed to continue to operate effectively with remote access to all critical systems. As of March 16th 2020, Infusive started to operate 100% remotely across all our activities and functions, allowing the Infusive team to work from home in a fully operational capacity. Preparations have been made to reopen Infusive’s offices in New York and London, but given the unique circumstances we all continue to endure as a result of the COVID-19 outbreak, Infusive believes that its infrastructure will continue to enable all its staff to carry out their key tasks without significant interruption and that the team can continue to perform whilst working remotely in the coming months, or longer, if needed.

8. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. No significant events have occurred between period end and the issuance of the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Infusive® Compounding Global Equities ETF and

Board of Trustees of Infusive US Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Infusive US Trust comprising Infusive® Compounding Global Equities ETF (the “Fund”) as of June 30, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 24, 2019 (commencement of operations) to June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the period December 24, 2019 (commencement of operations) to June 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

/s/ COHEN & COMPANY, LTD.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 24, 2020

19

Liquidity Risk Management (Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, the Infusive® Compounding Global Equities ETF of the Infusive US Trust (the “Fund”) adopted and implemented a liquidity risk management program (the “Program”). A draft Program was discussed at the Organizational Meeting on July 16, 2019 used from the Fund’s inception was formally ratified by the Board of Trustees (the “Board”) at a Meeting on March 13, 2020. The Board believes the Program is reasonably designed to assess and manage the Fund’s liquidity risk and the Board designated The Bank of New York Mellon as administrator of the Program (the “Administrator”). The Administrator manages the implementation and day-to-day administration of the Program.

At a meeting of the Board held on June 16, 2020, the Board discussed the Program’s operation, adequacy and effectiveness of implementation for the period from December 30, 2019 through June 30, 2020 (the “Reporting Period”), as required under the Liquidity Rule. The Board concluded that: (i) the Program operated effectively to assess and manage the Fund’s liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments; and (iii) the Fund’s investment strategy continues to be appropriate for an open-end fund.

In accordance with the Program, the Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio.

In compliance with the Liquidity Rule and in accordance with the Program, funds able to qualify as “In-Kind ETFs” are not required to: (i) classify each portfolio investment into one of four categories or (ii) establish a highly liquid investment minimum. The Liquidity Rule defines an In-Kind ETF as an ETF that meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and publishes its portfolio holdings daily and the Board concluded that the Fund qualifies as an In-Kind ETF.

The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments and do not qualify as In-Kind ETFs to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.

The Board concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

20

Trustees and Officers (Unaudited)

Interested Trustees

Name and year of birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Conrad Levy[1] (1968)	Trustee; Chairman of the Board	Since Inception[2]	Chief Operating Officer of Infusive Asset Management, Inc. since May 2018; Global Chief Operating Officer of Brummer & Partners June 2013- January 2018	1	N/A

[1]	Conrad Levy is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with Infusive and its affiliates.

[2]	The inception date of the Trust is July 16, 2019.

21

Trustees and Officers (Unaudited) (Continued)

Independent Trustees

Name and year of birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Herbert M. Chain (1952)	Trustee	Since Inception[1]	Senior Director - Professional Standards Group, Marks Paneth from August 2020 to present, Asst. Professor, Department of Accountancy, and Executive Director, Center for Executive Education, Tobin College of Business, St. John’s University from May 2017 to August 2020; Principal and Managing Member of HMC Business Consulting, LLC from September 2015 to present; Education Director of Investment Management Due Diligence Association from April 2017 to December 2017; Senior Audit Partner from June 1977 to May 2015	1	Director and Audit Committee Chair of Argutia Intelligence; Audit Committee Chair for RENN Funds (closed- end fund)
Carlo A. Montagna (1964)	Trustee	Since Inception1	Partner, The Directors’ Office[2] from September 2010 to present; Associate, Novitas Partners[3] from November 2010 to July 2015.	1	Director of Corporacion America Airports S.A.

[1]	The inception date of the Trust is July 16, 2019.

[2]	The Directors’ Office is a practical of professionals who serve as independent directors of Luxembourg-domiciled investment companies, alternative investment funds, or special-purpose vehicles.

[3]	Novitas Partners is a financial services firm located in the United Kingdom.

22

Trustees and Officers (Unaudited) (Continued)

Officers

Name and year of birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Andrea Ruggeri (1965)	President & Principal Executive Officer	Since Inception[1]	Chief Executive Officer of Infusive Asset Management, Inc. from September 2017-present; Global Head of Liquid Alternative Strategies – Prime Services at Goldman Sachs from January 2010-August 2016
Conrad Levy (1968)	Treasurer & Principal Financial Officer; Chief Compliance Officer	Since Inception[1]	Chief Operating Officer of Infusive Asset Management, Inc. since May 2018; Global Chief Operating Officer of Brummer & Partners June 2013-January 2018

1 The inception date of the Trust is July 16, 2019.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Conrad Levy has extensive experience in the asset management industry, including as the global chief compliance officer at a large European hedge fund group and chief operating officer of the Advisor.

Herbert M. Chain has extensive experience in the asset management industry as a senior partner at a top accounting and consulting firm serving public and private fund clients.

Carlo A. Montagna has extensive international experience in the banking and finance industry, including in trading strategies, managing various accounts, developing back and front office business solutions, launching investment funds, and managing small and big companies.

Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated or otherwise unable to serve. In the case of a trustee who is employed by the Advisor or any of its affiliates (an “Interested Entity”), the term of office of any such trustee shall be deemed to terminate automatically upon the termination of that trustee’s employment with that Interested Entity. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, inability to serve, removal or resignation. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”). The address of each Trustee and officer is c/o Infusive Asset Management, Inc., 60 East 42nd Street, Suite 1840, New York, New York 10165. The Board has designated Conrad Levy as its Board Chair.

23

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

The Fund’s policies and procedures for voting proxy for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most 12-month period ended June 30 are available on our Website at www.infusive.com or visiting the SEC’s website at www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-844-463-5699.

Portfolio Holding Information

The Fund is required to file its complete schedule of investments with the SEC for the first and third fiscal quarters on Form N-PORT. Copies of the filings will be available without charge, upon request on the SEC’s website at www.sec.gov. and will be available by calling the Fund at 1-844-463-5699.

Information about the Fund’s portfolio holdings is available daily on our website, www.infusive.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

24

Privacy Policy Notice (unaudited)

The Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality. In the event that you hold Shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

25

Investment Advisor

Infusive Asset Management. Inc.

60 East 42nd Street, Suite 1840

New York, NY 10165

Administrator, Custodian, Transfer Agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

ALP Distributors, Inc.,

1290 Broadway, Suite 110

Denver, Colorado 80203

Legal Counsel

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of their management, and other information.

26

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no amendments to the registrant’s code of ethics that apply to its principal executive officer or principal financial officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not Applicable

(f)(3)	The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-844-463-5699.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Herbert Chain is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $4,800 for 2019 and $13,125 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the year-end audit, tax compliance, tax advice, and tax planning are $0 for 2019 and $3,000 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1)	The audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit committee pursuant to its audit committee charter requires that any independent accounting firm that audits the fund's financial statements or renders any other services to the fund must be pre-approved by a majority of the members of the audit committee. This includes a standard pre-approval at the time of engagement and requires further pre-approvals before any work commences that is in excess of the annually approved amounts.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Herbert Chain and Carlo Montagna.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of the report that includes the disclosure required by this Item 11(a), as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)	There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics of Trust is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Infusive US Trust

By (Signature and Title)*	/s/ Andrea Ruggeri, Principal Executive Officer
Andrea Ruggeri, President & Principal Executive Officer
(principal executive officer)

Date	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrea Ruggeri, Principal Executive Officer
Andrea Ruggeri, President & Principal Executive Officer
(principal executive officer)

Date	September 3, 2020

By (Signature and Title)*	/s/ Conrad Levy, Principal Financial Officer
Conrad Levy, Treasurer & Principal Financial Officer
(principal financial officer)

Date	September 3, 2020

* Print the name and title of each signing officer under his or her signature.